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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 27, 2001



                            ANALYTICAL SURVEYS, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)


   Colorado                        0-13111                       84-0846389
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


        941 Meridian Street, Indianapolis, IN                       46204
      ----------------------------------------                   ----------
      (Address or principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (317) 634-1000
                                                           --------------


  (Former name or former address, if changed since last report): Not applicable


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Item 5.  OTHER EVENTS

See Exhibit 99 to this Form 8-K for the Press Release dated July 27, 2001 entitled "Analytical Surveys Obtains New Waiver Agreement and Amendment to Credit Agreement From Senior Lenders."

See Exhibit 10.26 to this Form 8-K for the "Waiver Agreement and Amendment #11 to Credit Agreement and Other Loan and Lease Documents" dated as of July 26, 2001.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ANALYTICAL SURVEYS, INC.

Date: JULY 27, 2001                   By:        s/s Michael A. Renninger
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                                                     Michael A. Renninger
                                                     Chief Financial Officer